EXHIBIT 16


 November 16, 1999


 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549

 Commissioners:

           We have read the statements made by Motor Coach Industries International, Inc. (Commission File Number 333-83917) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 8, 1999 (Filed with the Commission on November 16, 1999). We agree with the statements concerning our Firm in such Form 8-K.

                                    Very truly yours,


                                    /s/ PricewaterhouseCoopers LLP

                                    PricewaterhouseCoopers LLP